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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 333-07043 and 333-070451).

                                                             ARTHUR ANDERSEN LLP

San Antonio, Texas
March 26, 1999





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